As filed with the Securities and Exchange Commission on _______, __, 2011

                                                      Registration No. 001-31540

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM S-8
                             REGISTRATION STATEMENT
                         UnderThe Securities Act of l933

                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
                   ------------------------------------------
               (Exact name of issuer as specified in its charter)

               Nevada                                    91-1922863
     ----------------------------             --------------------------------
       (State of Incorporation)               (IRS Employer Identification No.)

          615 Discovery Street
   Victoria, British Columbia, CANADA                      V8T 5G4
 ---------------------------------------                 -----------
(Address of Principal Executive Offices)                  (Zip Code)


                               Stock Option Plans
                                ---------------
                              (Full Title of Plan)

                     Flexible Solutions International, Inc.
                              615 Discovery Street
                           Victoria, British Columbia
                                 CANADA V8T 5G4
                         -----------------------------
                     (Name and address of agent for service)

                                 (250) 477-9969
                -----------------------------------------------
         (Telephone number, including area code, of agent for service)


     Copies of all communications, including all communications sent to agent for service to:

                             William T. Hart, Esq.
                                 Hart & Trinen
                             l624 Washington Street
                             Denver, Colorado 80203
                                 (303) 839-0061

                         CALCULATION OF REGISTRATION FEE

                                         Proposed       Proposed
                                          maximum       maximum
 Title of securities         Amount      offering       aggregate    Amount of
    Securities to            to be         price         offering   registration
    be registered         registered (1) per share (2)    price         fee
-------------------------------------------------------------------------------
fee

Common Stock issuable      248,000        $3.60        $  892,800
 upon exercise of stock     10,000        $3.25            32,500
 options                   149,000        $2.49           371,010
                            68,000        $2.49           169,320
                           120,000        $2.49           298,800
                           350,000        $2.49           871,500
                           -------                     ----------
                           945,000                     $2,635,930     $306.02
                           =======                     ==========     =======

------------------------------------------------------------------------------

(1) This Registration Statement also covers such additional number of shares, presently undeterminable, as may become issuable upon the exercise of stock options in the event of dividends, stock splits, recapitalizations or other changes in the Company's common stock. The shares subject to this registration statement reflect shares issuable pursuant to the stock option plan, all of which may be reoffered in accordance with the provisions of Form S-8.

(2) Pursuant to Rule 457(g), the proposed maximum offering price per share and proposed maximum aggregate offering price are based upon the exercise prices of the stock options.

                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.

               Cross Reference Sheet Required Pursuant to Rule 404

                                     PART I
                       INFORMATION REQUIRED IN PROSPECTUS

(NOTE: Pursuant to instructions to Form S-8, the Prospectus described below is not required to be filed with this Registration Statement.)
Item
 No.      Form S-8 Caption                              Caption in Prospectus
-----     ----------------                              ---------------------
  1.     Plan Information

         (a)  General Plan Information                  Stock Option Plans

         (b)  Securities to be Offered                  Stock Option Plans

         (c)  Employees who may Participate             Stock Option Plans in
                                                        the Plan

         (d)  Purchase of Securities Pursuant           Stock Option Plans
              to the Plan and Payment for
              Securities Offered

         (e)  Resale Restrictions                       Resale of Shares by
                                                        Affiliates

         (f)  Tax Effects of Plan                       Stock Option Plans
              Participation

         (g)  Investment of Funds                       Not Applicable.

         (h)  Withdrawal from the Plan;                 Other Information
              Assignment of Interest                    Regarding the Plans


         (i)  Forfeitures and Penalties                 Other Information
                                                        Regarding the Plans

         (j)  Charges and Deductions and                Other Information
              Liens Therefore                           Regarding the Plans

2. Registrant Information and Employee Available Information, Plan Annual Information Documents Incorporated by Reference

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3 - Incorporation of Documents by Reference
------------------------------------------------

     The  following  documents  filed by the  Company  with the  Securities  and
Exchange   Commission  are  incorporated  by  reference  in  this   Registration
Statement:

     (1)  Prospectus filed pursuant to Rule 424(b) on February 26, 2010.

     (2)  Annual report on Form 10-K the year ended December 31, 2010.

     (3)  Report on Form 8-K filed on April 6, 2011.

     (4)  Report on Form 8-K/A filed on April 8, 2011.

     (5)  Report on Form 8-K filed on April 11, 2011.

     (6) Amended Annual Report on form 10-K/A for the year ended December 31, 2011 filed on April 20, 2011.

     (7)  Quarterly report on Form 10-Q for the quarter ended March 31, 2011.

     (8)  Report on Form 8-K filed on May 19, 2011.

     (9)  Definitive Proxy Statement on Schedule 14A filed on July 11, 2011.

     (10) Amended Definitive Proxy Statement on Schedule 14/A filed on July 12, 2011.

     All reports and  documents  subsequently  filed by the Company  pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment to this Registration Statement of which this Prospectus is a part which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold, shall be deemed to be incorporated by reference in this Prospectus and to be a part thereof from the date of filing of such reports or documents.

Item 4 - Description of Securities
----------------------------------

     Not required.

Item 5 - Interests of Named Experts and Counsel
-----------------------------------------------

     Not Applicable.

Item 6 - Indemnification of Directors and Officers
--------------------------------------------------

     The Bylaws of the Company provide in substance that the Company will indemnify any person who was or is a party or is threatened to be made a party to any threatened or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that such person is or was a director, officer, employee, fiduciary or agent of the

Company, or is or was serving at the request of the Company as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person to the full extent permitted by the laws of the state of Nevada; and that expenses incurred in defending any such civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of such director, officer or employee to repay such amount to the Company unless it shall ultimately be determined that such person is entitled to be indemnified by the Company as authorized in the Bylaws.

Item 7 - Exemption for Registration Claimed
-------------------------------------------

     Not applicable.

Item 8 - Exhibits
-----------------

4 - Instruments Defining Rights of
    Security Holders


   (a) - Common Stock                       Incorporated  by  reference to
                                            exhibit 3.1 filed as part of the
                                            Company's  Registration Statement
                                            on Form 10-SB and to  exhibit
                                            3.2 filed as part of the Company's
                                            Registration Statement on Form
                                            S-3/A (File No. 333-124751).

   (b) - Form of Stock Option Agreement     _________________________________

5 - Opinion Regarding Legality              __________________________________

l5 - Letter Regarding Unaudited Interim
     Financial Information                  None

23 - Consent of Independent Public
     Accountants and Attorneys              __________________________________

24 - Power of Attorney                      Included in the signature page of
                                            this Registration Statement

99 - Additional Exhibits
    (Re-Offer Prospectus)                   __________________________________

Item 9 - Undertakings
---------------------

    (a) The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

         (i) to include any prospectus required by Section l0(a)(3) of the Securities Act of l933;

         (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

         (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change in such information in the registration statement;

               Provided, however, that paragraphs (a)(l)(i) and (a)(l)(ii) will not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section l3 or Section l5(d) of the Securities Act of l934

     (2) That, for the purpose of determining any liability under the Securities Act of l933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of l933, each filing of the registrant's Annual Report pursuant to Section l3(a) or Section l5(d) of the Securities Exchange Act of l934 (and, where applicable, each filing of any employee benefit plan's annual report pursuant to Section l5(d) of the Securities Exchange Act of l934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Daniel B. O'Brien, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of l933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Victoria, British Columbia, on August 25, 2011.

                              FLEXIBLE SOLUTIONS INTERNATIONAL, INC.

                              By: /s/ Daniel B. O'Brien
                                  ------------------------------------------
                                  Daniel B. O'Brien, President, Principal
                                  Accounting Officer and Principal Financial
                                  Officer


     Pursuant  to  the   requirements  of  the  Securities  Act  of  l933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                               Title                   Date
---------                               -----                   ----

/s/ Daniel B. O'Brien                  Director            August 25, 2011
-------------------------
Daniel B. O'Brien

/s/ John H. Bientjes                   Director            August 25, 2011
-------------------------
John H. Bientjes

/s/ Robert N. O'Brien                  Director            August 25, 2011
-------------------------
Dr. Robert N. O'Brien

/s/ Dale Friend                        Director            August 25, 2011
-------------------------
Dale Friend

                      FORM S-8 Flexible Solutions International, Inc.
                              615 Discovery Street
                           Victoria, British Columbia
                                 Canada V8T 5G4


                                    EXHIBITS

Exhibits
--------

4 - Instruments Defining Rights
     of Security Holders

   (a) - Common Stock                       Incorporated  by  reference to
                                            exhibit 3.1 filed as part of the
                                            Company's  Registration Statement
                                            on Form 10-SB and to  exhibit  3.2
                                            filed as part of the Company's
                                            registration statement on Form
                                            S-3/A (File No. 333-124751).

   (b) -Form of Stock Option Agreement      _________________________________

5 - Opinion Regarding Legality              _________________________________

l5 - Letter Regarding Unaudited Interim
     Financial Information                  None

23 - Consent of Independent Public
     Accountants and Attorneys              __________________________________

24 - Power of Attorney                      Included in the signature page of
                                            this Registration Statement

99 - Additional Exhibits
     (Re-Offer Prospectus)                  __________________________________